Exhibit 10.10

ACTION BY WRITTEN CONSENT
OF THE
BOARD OF MANAGERS
OF
GGCR MINING, LLC

Pursuant to Section 18-404(d) of the Delaware Limited Liability Company Act, the undersigned, constituting the Board of Managers (the “Board”) of GGCR Mining, LLC, a Delaware Limited Liability Company (the “Company”), hereby consent to and adopt the following resolutions:

Power of Attorney

WHEREAS, the Board deems it advisable and in the best interests of the Company to grant the irrevocable powers of attorney substantially in the form attached hereto as Exhibit A (the “Powers of Attorney”) in connection with the actions contemplated under the MG Assignment and Assumption Agreement, dated as of February 19, 2012 by and between GGC, GGM, CRA and the Company (the “MG Assignment and Assumption Agreement”) and the Getik Assignment and Assumption Agreement, dated as of February 19, 2012 by and between GGC, GGM, CRA and the Company (the “Getik Assignment and Assumption Agreement”); and

WHEREAS, pursuant to Section 6.7(g) of the Company’s Limited Liability Company Operating Agreement, dated November 8, 2011 (the “Operating Agreement”), the managers may designate one or more managers who, pursuant to resolution by the Board, may execute on behalf of the Company all instruments and documents necessary to the business of the Company.

NOW, THEREFORE, BE IT RESOLVED, that the Powers of Attorney substantially in the form attached hereto as Exhibit A are hereby approved, and Van Krikorian, as a manager of the Company be, and hereby is, authorized to grant to the Powers of Attorney.

Guaranty, Security Agreement & Supplemental Letter

WHEREAS, Global Gold Consolidated Resources Limited, a Jersey, Channel Islands private limited company (“GGCRL”) entered into an Instrument made on January 17, 2012 pursuant to which GGCRL has issued and may issue in the future certain convertible notes (the “Notes”) to Consolidated Resources Armenia, an exempt non-resident Cayman Islands company (“CRA”);

WHEREAS, the Company, as the wholly owned subsidiary of GGCRL will indirectly benefit from the issuance of the Notes by GGCRL to CRA; and

WHEREAS, the Company desires to enter into a guaranty substantially in the form attached hereto as Exhibit B (the “Guaranty”);

WHEREAS, the Company desires to enter into a security agreement between the Company and CRA, substantially in the form attached hereto as Exhibit C (the “Security Agreement”); and

WHEREAS, the Company desires to enter into the supplemental letter between Global Gold Corporation, a Delaware corporation, CRA, GGCRL and the Company, substantially in the form attached hereto as Exhibit D (the “Supplemental Letter”).

NOW, THEREFORE BE IT RESOLVED, that the form, terms and provisions of the Guaranty be, and hereby is approved and adopted;

FURTHER RESOLVED, that a manager of the Company is authorized to execute and deliver the Guaranty, and that the Company is authorized and empowered to enter into and perform all of its obligations, acts and things in connection with the Guaranty.

FURTHER RESOLVED, that the form, terms and provisions of the Security Agreement be, and hereby is approved and adopted;

FURTHER RESOLVED, that a manager of the Company is authorized to execute and deliver the Security Agreement, and that the Company is authorized and empowered to enter into and perform all of its obligations, acts and things in connection with the Security Agreement.

FURTHER RESOLVED, that the form, terms and provisions of the Supplemental Letter be, and hereby is approved and adopted;

FURTHER RESOLVED, that a manager of the Company is authorized to execute and deliver the Supplemental Letter, and that the Company is authorized and empowered to enter into and perform all of its obligations, acts and things in connection with the Security Agreement.

FURTHER RESOLVED, that a manager, who is also a person nominated to the board of directors of GGCRL by GGC, and a manager, who is also a person nominated to the board of directors of GGCRL by CRA, acting together, are authorized and directed to take all such action and do all such things and to execute and deliver all such instruments and documents and the Board may deem necessary or appropriate in order to fully effectuate the purpose of each of the foregoing resolutions.

IN WITNESS WHEREOF, the undersigned executed this Written Consent as of February 19, 2012.

______________________________ Van Krikorian ______________________________ Caralapati Premraj

GGCR Mining Board of Managers Consent Signature Page

EXHIBIT A

Powers of Attorney

Exh. A

EXHIBIT B

Guaranty

Exh. B

EXHIBIT C

Security Agreement

Exh. C

EXHIBIT D

Supplemental Letter

Exh. D